UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to §240.14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified in Its Charter)

ANCORA CATALYST INSTITUTIONAL, LP

ANCORA ADVISORS, LLC

ANCORA ALTERNATIVES LLC

ANCORA BELLATOR FUND, LP

ANCORA CATALYST, LP

ANCORA FAMILY WEALTH ADVISORS, LLC

THE ANCORA GROUP LLC

ANCORA HOLDINGS GROUP, LLC

ANCORA IMPACT FUND LP

ANCORA IMPACT FUND LP SERIES AA

ANCORA IMPACT FUND LP SERIES BB

ANCORA MERLIN INSTITUTIONAL, LP

ANCORA MERLIN, LP

INVERNESS HOLDINGS LLC

BETSY ATKINS

JAMES BARBER, JR.

WILLIAM CLYBURN, JR.

FREDERICK DISANTO

SAMEH FAHMY

JOHN KASICH

GILBERT LAMPHERE

ALLISON LANDRY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Ancora Alternatives LLC (“Ancora Alternatives”), together with the other participants named herein, have filed a definitive proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies for the election of their slate of director nominees at the 2024 annual meeting of shareholders of Norfolk Southern Corporation, a Virginia corporation (the “Company”). From time to time, Ancora Alternatives and the other participants named herein may refer shareholders of the Company to such materials reproduced herein, recent articles or other materials. The materials disclosed herein may be posted to the Ancora Alternatives campaign website at www.movenscforward.com (the “Website”).

Item 1: On May 3, 2024, Ancora Alternatives and its affiliates, issued the following press releases:

Exhibit 1:

All Three Leading Independent Proxy Advisory Firms Recommend Norfolk Southern Shareholders Vote “FOR” Significant Boardroom Change on the BLUE Proxy Card

Egan-Jones Recommends ELECTING ALL SEVEN Ancora Director Candidates and Supports the Replacement of CEO Alan Shaw, Noting Jim Barber Has “Best-in-Class Experience in Logistics and Transportation Systems”

ISS, Glass Lewis and Egan-Jones Have Endorsed Substantial Change, With All Three Recommending WITHHOLD Votes on Chair Amy Miles and Several Tenured Incumbents

Visit www.MoveNSCForward.com to Obtain Information on How to Vote “FOR” ALL SEVEN Director Candidates on the BLUE Proxy Card

CLEVELAND--(BUSINESS WIRE)--Ohio-based Ancora Holdings Group, LLC (collectively with its affiliates, “Ancora” or “we”), which owns a large equity stake in Norfolk Southern Corporation (NYSE: NSC) (“Norfolk Southern” or the “Company”), today announced that all three independent proxy advisory firms – Institutional Shareholder Services Inc. (“ISS”), Glass, Lewis & Co. (“Glass Lewis”), and Egan-Jones Ratings Company (“Egan-Jones”) – have now recommended that Norfolk Southern shareholders vote “FOR” significant boardroom change at the Company’s upcoming Annual Meeting of Shareholders (the “Annual Meeting”) on May 9, 2024. Notably, all three proxy advisory firms also recommend voting AGAINST Norfolk Southern’s proposed executive compensation.

Frederick D. DiSanto, Chairman and Chief Executive Officer of Ancora, and James Chadwick, President of Ancora Alternatives LLC, commented:

“We’re pleased Egan-Jones is recommending shareholders vote on the Blue proxy card for all of our director candidates, including experienced Board member and proven network leader Jim Barber. All three proxy advisory firms now support significant change at Norfolk Southern. If shareholders support a majority change of the Board, they can ensure that operationally proficient management commences a network redesign and properly implements Precision Scheduled Railroading. This three-year strategy, which differs greatly from Norfolk Sothern’s resilience railroading model, has driven superior service, safety and long-term value at every other publicly-traded Class I rail. Given the potential for Norfolk Southern needing a new CEO after next month’s federal report on the East Palestine derailment, now is the time to install proven leadership who can execute a tried-and-true strategy that benefits all stakeholders.”

In its recently issued report, Egan-Jones highlighted its rationale for recommending shareholders vote “FOR” all seven Ancora Nominees:1

•	“[W]e strongly recommend that shareholders support the election of Jim Barber as we believe that his best-in-class experience in logistics and transportation systems will pave [the] way for the Company to realign its strategies to achieve its targets and increase business outlook.”

•	“We support Ancora’s plan to replace Norfolk Southern’s current CEO Alan Shaw […]”

•	“A non-operational CEO has been at the helm long enough to show his inability to put the pieces in place. The COO succession has been problematic and expensive with the $25m buyout price tag on the current COO Orr.”

•	“We believe that the collective skills and expertise of the seven Ancora Nominees will provide a pathway for growth and competent railroad services and restore public trust at the same time.”

Glass Lewis made the following points regarding the need for change at Norfolk Southern in recommending shareholders elect six Ancora nominees (including Jim Barber) and WITHHOLD on six incumbents (including CEO Alan Shaw and Chair Amy Miles):2

•	“We are also inclined to agree with Ancora’s critique of the Company's current operating strategy as being one that relies on inherently incompatible railroading concepts.”

•	“Ancora’s candidates for the Company's top executive roles – James Barber, Jr. as CEO and Jamie Boychuk as COO – have compelling credentials and track records.”

•	“[I]t’s not readily evident to us the Company's current leadership had built up a sufficiently positive track record such that investors might reasonably have the patience to allow management to implement a relatively novel operating strategy.”

•	“Further, considering that railroad safety is currently at the forefront of the minds of various key stakeholders, we believe a “slash-and-burn” approach would likely be untenable […] Ancora likely understands this line of thinking, as it has not called for any draconian cost cuts and, instead, has made safety a stated priority.”

In its report recommending shareholders vote FOR five of Ancora’s director candidates, ISS noted the following:3

•	“[Jim Barber] appears to be a capable candidate with experience and skills that should be transferable to the railroad industry, which makes him a credible director and CEO candidate.”

•	“It would therefore be justifiable for shareholders who have already lost faith in the current management team to support the entire dissident slate.”

•	“It is important to recognize that the dissident has also articulated a plan that appears logical (the underlying model has been implemented successfully at other Class I railroads), and has assembled a credible management team that features a COO with proven experience.”

•	“In fact, the dissident has received public support from several different types of shareholders, including labor unions, as well as at least one large customer, which suggests that its arguments have broad appeal.”

1 Permission to use quotations from Egan-Jones was neither sought nor obtained.

2 Permission to use quotations from Glass Lewis was neither sought nor obtained.

3 Permission to use quotations from ISS was neither sought nor obtained.

About Ancora

Founded in 2003, Ancora Holdings Group, LLC offers integrated investment advisory, wealth management, retirement plan services and insurance solutions to individuals and institutions across the United States. The firm is a long-term supporter of union labor and has a history of working with union groups and public pension plans to deliver long-term value. Ancora’s comprehensive service offering is complemented by a dedicated team that has the breadth of expertise and operational structure of a global institution, with the responsiveness and flexibility of a boutique firm. For more information about Ancora, please visit https://ancora.net.

Advisors

Cadwalader, Wickersham & Taft LLP is serving as legal advisor, with Longacre Square Partners LLC serving as communications and strategy advisor and D.F. King & Co., Inc. serving as proxy solicitor.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “intends,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements relate to future events or future performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements or those of the industry to be materially different from those expressed or implied by any forward-looking statements. Norfolk Southern Corporation, a Virginia corporation (“Norfolk Southern”), has also identified additional risks relating to its business in its public filings with the Securities and Exchange Commission (the “SEC”). Ancora Alternatives LLC (“Ancora Alternatives”), and as applicable the other participants in the proxy solicitation, have based these forward-looking statements on current expectations, assumptions, estimates, beliefs, and projections. While Ancora Alternatives and the other participants, as applicable, believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the participants’ control. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Ancora Alternatives or any of the other participants described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Ancora Alternatives that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Ancora Alternatives nor any participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Ancora Alternatives does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”), Ancora Merlin Institutional, LP, (“Ancora Merlin Institutional”), Ancora Merlin, LP (“Ancora Merlin”), Ancora Catalyst, LP (“Ancora Catalyst”), Ancora Bellator Fund, LP (“Ancora Bellator”), Ancora Impact Fund LP Series AA (“Ancora Impact AA”) and Ancora Impact Fund LP Series BB (“Ancora Impact BB”) (each of which is a series fund within Ancora Impact Fund LP) (Ancora Catalyst Institutional, Ancora Merlin Institutional, Ancora Merlin, Ancora Catalyst, Ancora Bellator, Ancora Impact AA and Ancora Impact BB, collectively, the “Ancora Funds”), Ancora Advisors, LLC (“Ancora Advisors”), The Ancora Group LLC (“Ancora Group”), Ancora Family Wealth Advisors, LLC (“Ancora Family Wealth”), Inverness Holdings LLC (“Inverness Holdings”), Ancora Alternatives, Ancora Holdings Group, LLC (“Ancora Holdings”) and Frederick DiSanto (collectively, the “Ancora Parties”); and Betsy Atkins, James Barber, Jr., William Clyburn, Jr., Sameh Fahmy, John Kasich, Gilbert Lamphere and Allison Landry (the “Ancora Nominees” and, collectively with the Ancora Parties, the “Participants”).

Ancora Alternatives and the other Participants have filed a definitive proxy statement and accompanying BLUE proxy card (the “Definitive Proxy Statement”) with the SEC on March 26, 2024 to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of shareholders of Norfolk Southern.

IMPORTANT INFORMATION AND WHERE TO FIND IT

ANCORA ALTERNATIVES STRONGLY ADVISES ALL SHAREHOLDERS OF NORFOLK SOUTHERN TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY ANCORA ALTERNATIVES AS THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND AT ANCORA ALTERNATIVE’S WEBSITE AT WWW.MOVENSCFORWARD.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S SHAREHOLDERS. SHAREHOLDERS MAY ALSO DIRECT A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (SHAREHOLDERS CAN CALL TOLL-FREE: +1 (866) 227-7300).

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.

Contacts

Longacre Square Partners

Joe Germani / Charlotte Kiaie, 646-386-0091

MoveNSCForward@longacresquare.com

D.F. King & Co., Inc.

Edward McCarthy

212-229-2634

MoveNSCForward@dfking.com

Exhibit 2: From time to time, Ancora Alternatives and the other participants named herein may distribute the below referenced letter from nominee James Barber, Jr. to shareholders of the Company.

Jim Barber, Former UPS COO and Member of Ancora’s Slate, Sends Letter to Norfolk Southern Shareholders Ahead of May 9th Annual Meeting

Delivers Final Thoughts on the Opportunity for a Lasting Turnaround and Significant Value Creation

Thanks Shareholders for Their Consideration and Time in Recent Weeks

CLEVELAND--(BUSINESS WIRE)--Ohio-based Ancora Holdings Group, LLC (collectively with its affiliates, “Ancora” or “we”), which owns a large equity stake in Norfolk Southern Corporation (NYSE: NSC) (“Norfolk Southern” or the “Company”), today issued the below letter from James Barber, Jr., who is one the seven unaffiliated and qualified candidates the firm is seeking to elect to the Company’s 13-member Board of Directors (the “Board”) at the Annual Meeting of Shareholders (the “Annual Meeting”) on May 9, 2024. Vote on the BLUE Proxy Card to elect the entire Shareholder Slate at the Annual Meeting.

***

Norfolk Southern Shareholder,

I appreciate that many of you are evaluating what my colleagues and I have said in recent weeks about moving Norfolk Southern forward. Both sides have obviously sent you a lot of information to consider and digest before votes are cast at the Annual Meeting. Rather than ask you to read another long letter, I’m writing to you to share just a few personal thoughts on why I want to be part of the railroad’s turnaround and what I plan to deliver for you and the other constituents.

When Ancora approached me in 2023 about serving as a proposed director and its suggested CEO, I spent a lot of time independently analyzing Norfolk Southern and considering whether my skills could speed up a turnaround. I am blessed to be able to be selective at this point in my life, and I don’t have any unfulfilled goals in my career after 35 great years at UPS. This enabled me to take my time assessing Norfolk Southern’s challenges and opportunities from the perspective of each of the Company’s key constituents: shareholders, customers, employees, regulators and the communities that trains run through each day. After thinking everything through and reflecting on the transferability of my experiences, I knew I could help move this great brand in the right direction – whether that be as a director, CEO or both.

In terms of what our slate wants to deliver, it starts with a culture of accountability, integrity, safety, sustainability and teamwork – all of which underpin highly-efficient and service-oriented logistics companies. These priorities are core to our three-year strategy for initiating a network redesign and implementing true Precision Scheduled Railroading (“PSR”). This strategy, which is distinct from Norfolk Southern’s resilience model, involves laying a foundation that positions proven operators to deliver quantifiable improvements in three primary areas:

•	Service – Transitioning to a true scheduled network will dramatically increase on-time delivery for customers, leading to more trust and more high-margin revenue over time. The Company’s Merchandise Trip Plan Compliance has dramatically underperformed the Surface Transportation Board’s 82% compliance target for years. This weak service has nothing to do with the East Palestine derailment, but rather maintaining a poorly designed network with excess assets and lax scheduling. Fortunately, our strategy provides a roadmap for getting Trip Plan Compliance well above the federal compliance target in the coming quarters.

•	Safety – A true scheduled network will allow Norfolk Southern’s most valued asset, its people, to return home in the same condition they report to work in while also reducing catastrophic incidents that absorb shareholder capital and hinder the brand. In terms of KPIs, we will target a decline in severe derailments and a reduction in the number of reported accidents relative to total network activity. Although accidents periodically occur, Norfolk Southern’s current resilience model has led to the industry’s most costly and severe derailments over the past two-and-a-half years. Safety isn’t a buzzword to me, but an output of tangible policies that are deeply ingrained in an organization. Our strategy accounts for concrete initiatives that will cut down on train switches, decrease dangerous train congestion, and reduce burnout and hours unpredictability.

•	Shareholder Value – I am a true believer that the organization with the best network wins for all constituents. With our scheduled network in place, Norfolk Southern will have a transparent path to balancing service and safety enhancements with operating ratio and share price improvements. A redesigned network powered by PSR will benefit from a permanent reduction in assets, delays and touch points. As assets come out of the network, we will rely on annual attrition (not job cuts or furloughs) to right size our workforce. All of this should ultimately translate to approximately $1.1 billion in annualized savings and an operating ratio in the mid-to-high 50s.

When we first hit the road in this campaign, it was clear some of the Company’s constituencies would need to be convinced about what our slate brings to the table. After all, it’s not enough to diagnose problems and speak in broad terms about solutions. On a personal level, one of the most rewarding parts of this contest has been earning the belief of the BLET Teamsters and BMWED Teamsters. As a former Teamster, I’m incredibly grateful for the opportunity to earn their support. My goal is to bring this same spirit of constructive thinking and teamwork to Norfolk Southern and its boardroom.

Thank you again for your consideration and time, and we will reward you and all the constituents for a vote of confidence in us. We look forward to delivering the best results possible for you.

Sincerely,

Jim Barber

***

Proxy Advisory Firm Support:

“Having given due consideration to the arguments presented by each side, we believe Ancora has presented a compelling case for supporting a substantial overhaul of the Company's current leadership.”

-Glass, Lewis & Co.

“[…] Ancora’s candidates for the Company's top executive roles – James Barber, Jr. as CEO and Jamie Boychuk as COO – have compelling credentials and track records.”

-Glass, Lewis & Co.

“Investors who support Ancora’s campaign will likely view the initial focus on a PSR-driven network redesign as a positive first step, as a successful redesign could yield improved asset utilization and greater efficiencies, thereby contributing to increased shareholder value.”

-Glass, Lewis & Co.

“It would therefore be justifiable for shareholders who have already lost faith in the current management team to support the entire dissident slate.”

-Institutional Shareholder Services

“[James Barber] appears to be a capable candidate with experience and skills that should be transferable to the railroad industry, which makes him a credible director and CEO candidate.”

-Institutional Shareholder Services

“It is important to recognize that the dissident has also articulated a plan that appears logical (the underlying model has been implemented successfully at other Class I railroads), and has assembled a credible management team that features a COO with proven experience.”

-Institutional Shareholder Services

“We support Ancora’s plan to replace Norfolk Southern’s current CEO Alan Shaw, whom we believe has failed to exercise a creditable leadership during his tenure. Due to this, we strongly recommend that shareholders support the election of Jim Barber as we believe that his best-in-class experience in logistics and transportation system will pave way for the Company to realign its strategies to achieve its targets and increase business outlook.”

-Egan-Jones

“We believe that the collective skills and expertise of the seven Ancora Nominees will provide a pathway for growth and competent railroad services and restore public trust at the same time.”

-Egan-Jones

Union Support:

“Mr. Barber has not only demonstrated positive relationships with labor here, but also had direct experience driving productive engagement with the Teamsters while COO and President of International at UPS. In fact, the largest private sector collective bargaining agreement in the United States is the UPS-Teamsters National Master Agreement.”

-The Brotherhood of Locomotive Engineers and Trainmen, May 2, 2024

“Based on our discussions with Ancora director candidate and proposed CEO Jim Barber, the BMWED Teamsters is confident that his leadership would drive necessary changes and improvements to ensure our Norfolk Southern members are protected and succeed on the job. Jim has proven to us that he can build bridges and work with all stakeholders, including labor unions, underpinning our trust in his capabilities. Additionally, we are very confident that our members’ concerns will be appropriately and effectively addressed if Jim is helping turn around Norfolk Southern.”

-The Brotherhood of Maintenance of Way Employes, May 2, 2024

“BLET’s three elected General Chairmen representing locomotive engineers and trainmen at Norfolk Southern met with Ancora’s leadership team yesterday and determined that they are the right leaders for Norfolk Southern moving forward.

After the railroad’s CEO Alan Shaw hired COO John Orr and following the public comments of both those executives on their strategy for NS, our General Chairmen determined that a change at the top is needed. Although this decision was not easy, the General Chairmen believe it is necessary.”

-The Brotherhood of Locomotive Engineers and Trainmen, April 26, 2024

“The BMWED-IBT, after more than a year of non-committal hedging on reasonable, needed changes and untenable shakiness in management at Norfolk Southern, has determined that a change in leadership is needed for the freight rail carrier and its employees.

Following yesterday’s earnings call and a reasonably constructive meeting with a potential new leadership team, our Brotherhood has determined that a change at the top would be the best course of action for BMWED-IBT members.

For many months since East Palestine, the BMWED has not been able to get assurances from the current leadership to implement needed policy and procedural changes to prevent such tragedies from reoccurring. At this juncture, seeing no path forward, we see no reason to support the current administration at Norfolk Southern.”

-The Brotherhood of Maintenance of Way Employes, April 25, 2024

Customer Support:

“We believe in shareholder activism when the activist has a plan and knows how to execute the plan. That seems to be the case of your current effort, and therefore you have my support… the outcome of the proxy fight will have no impact on our customer or supplier relationship with Norfolk Southern.”

-Cleveland-Cliffs Inc., April 27, 2024

Shareholder and Wall Street Support:

“The status quo at Norfolk Southern will lead to continued underperformance of the railroad. We believe Jim Barber, Jamie Boychuk and a reconstituted board are required to drive stronger safety, service and value creation at the Company.”

-EdgePoint Investment Group, May 1, 2024

“We believe a change in management and refreshment of the board at NSC are warranted and could stimulate improved operations and thus equity performance. For these reasons, we intend to support the election of dissident nominees Betsy Atkins, James Barber, Jr., William Clyburn, Jr., Sameh Fahmy, John Kasich, Gilbert Lamphere, and Allison Landry.”

-Neuberger Berman, April 5, 2024

“We see value in potential management change with Jim Barber as CEO and Jamie Boychuck as COO as proposed by the activist investor Ancora… especially given the historical margin underperformance of Norfolk Southern.”

-Barclays, March 25, 2024

***

About Ancora

Founded in 2003, Ancora Holdings Group, LLC offers integrated investment advisory, wealth management, retirement plan services and insurance solutions to individuals and institutions across the United States. The firm is a long-term supporter of union labor and has a history of working with union groups and public pension plans to deliver long-term value. Ancora’s comprehensive service offering is complemented by a dedicated team that has the breadth of expertise and operational structure of a global institution, with the responsiveness and flexibility of a boutique firm. For more information about Ancora, please visit https://ancora.net.

Advisors

Cadwalader, Wickersham & Taft LLP is serving as legal advisor, with Longacre Square Partners LLC serving as communications and strategy advisor and D.F. King & Co., Inc. serving as proxy solicitor.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “intends,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements relate to future events or future performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements or those of the industry to be materially different from those expressed or implied by any forward-looking statements. Norfolk Southern Corporation, a Virginia corporation (“Norfolk Southern”), has also identified additional risks relating to its business in its public filings with the Securities and Exchange Commission (the “SEC”). Ancora Alternatives LLC (“Ancora Alternatives”), and as applicable the other participants in the proxy solicitation, have based these forward-looking statements on current expectations, assumptions, estimates, beliefs, and projections. While Ancora Alternatives and the other participants, as applicable, believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the participants’ control. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Ancora Alternatives or any of the other participants described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Ancora Alternatives that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Ancora Alternatives nor any participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Ancora Alternatives does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”), Ancora Merlin Institutional, LP, (“Ancora Merlin Institutional”), Ancora Merlin, LP (“Ancora Merlin”), Ancora Catalyst, LP (“Ancora Catalyst”), Ancora Bellator Fund, LP (“Ancora Bellator”), Ancora Impact Fund LP Series AA (“Ancora Impact AA”) and Ancora Impact Fund LP Series BB (“Ancora Impact BB”) (each of which is a series fund within Ancora Impact Fund LP) (Ancora Catalyst Institutional, Ancora Merlin Institutional, Ancora Merlin, Ancora Catalyst, Ancora Bellator, Ancora Impact AA and Ancora Impact BB, collectively, the “Ancora Funds”), Ancora Advisors, LLC (“Ancora Advisors”), The Ancora Group LLC (“Ancora Group”), Ancora Family Wealth Advisors, LLC (“Ancora Family Wealth”), Inverness Holdings LLC (“Inverness Holdings”), Ancora Alternatives, Ancora Holdings Group, LLC (“Ancora Holdings”) and Frederick DiSanto (collectively, the “Ancora Parties”); and Betsy Atkins, James Barber, Jr., William Clyburn, Jr., Sameh Fahmy, John Kasich, Gilbert Lamphere and Allison Landry (the “Ancora Nominees” and, collectively with the Ancora Parties, the “Participants”).

Ancora Alternatives and the other Participants have filed a definitive proxy statement and accompanying BLUE proxy card (the “Definitive Proxy Statement”) with the SEC on March 26, 2024 to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of shareholders of Norfolk Southern.

IMPORTANT INFORMATION AND WHERE TO FIND IT

ANCORA ALTERNATIVES STRONGLY ADVISES ALL SHAREHOLDERS OF NORFOLK SOUTHERN TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY ANCORA ALTERNATIVES AS THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND AT ANCORA ALTERNATIVE’S WEBSITE AT WWW.MOVENSCFORWARD.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S SHAREHOLDERS. SHAREHOLDERS MAY ALSO DIRECT A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (SHAREHOLDERS CAN CALL TOLL-FREE: +1 (866) 227-7300).

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.

Contacts

Longacre Square Partners
Greg Marose / Joe Germani, 646-386-0091
MoveNSCForward@longacresquare.com

D.F. King & Co., Inc.
Edward McCarthy
212-229-2634
MoveNSCForward@dfking.com

Item 2: From time to time, Ancora Alternatives and the other participants named herein may refer shareholders of the Company to such materials reproduced below.

Item 3: On May 3, 2024, Ancora Alternatives issued the following communication to shareholders of the Company.

Item 4: On May 3, 2024, Ancora Alternatives posted the following materials to the Website.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “intends,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements relate to future events or future performance and involve known and unknown risks, uncertainties, and other factors that may cause actual results, levels of activity, performance or achievements or those of the industry to be materially different from those expressed or implied by any forward-looking statements. Norfolk Southern Corporation, a Virginia corporation (“Norfolk Southern”), has also identified additional risks relating to its business in its public filings with the Securities and Exchange Commission (the “SEC”). Ancora Alternatives LLC (“Ancora Alternatives”), and as applicable the other participants in the proxy solicitation, have based these forward-looking statements on current expectations, assumptions, estimates, beliefs, and projections. While Ancora Alternatives and the other participants, as applicable, believe these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which involve factors or circumstances that are beyond the participants’ control. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if the underlying assumptions of Ancora Alternatives or any of the other participants described herein prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Ancora Alternatives that the future plans, estimates or expectations contemplated will ever be achieved. You should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. Except to the extent required by applicable law, neither Ancora Alternatives nor any participant will undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

Certain statements and information included herein have been sourced from third parties. Ancora Alternatives does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The participants in the proxy solicitation are Ancora Catalyst Institutional, LP (“Ancora Catalyst Institutional”), Ancora Merlin Institutional, LP, (“Ancora Merlin Institutional”), Ancora Merlin, LP (“Ancora Merlin”), Ancora Catalyst, LP (“Ancora Catalyst”), Ancora Bellator Fund, LP (“Ancora Bellator”), Ancora Impact Fund LP Series AA (“Ancora Impact AA”) and Ancora Impact Fund LP Series BB (“Ancora Impact BB”) (each of which is a series fund within Ancora Impact Fund LP) (Ancora Catalyst Institutional, Ancora Merlin Institutional, Ancora Merlin, Ancora Catalyst, Ancora Bellator, Ancora Impact AA and Ancora Impact BB, collectively, the “Ancora Funds”), Ancora Advisors, LLC (“Ancora Advisors”), The Ancora Group LLC (“Ancora Group”), Ancora Family Wealth Advisors, LLC (“Ancora Family Wealth”), Inverness Holdings LLC (“Inverness Holdings”), Ancora Alternatives, Ancora Holdings Group, LLC (“Ancora Holdings”) and Frederick DiSanto (collectively, the “Ancora Parties”); and Betsy Atkins, James Barber, Jr., William Clyburn, Jr., Sameh Fahmy, John Kasich, Gilbert Lamphere and Allison Landry (the “Ancora Nominees” and, collectively with the Ancora Parties, the “Participants”).

Ancora Alternatives and the other Participants have filed a definitive proxy statement and accompanying BLUE proxy card (the “Definitive Proxy Statement”) with the SEC on March 26, 2024 to be used to solicit proxies for, among other matters, the election of its slate of director nominees at the 2024 annual meeting of shareholders of Norfolk Southern.

IMPORTANT INFORMATION AND WHERE TO FIND IT

ANCORA ALTERNATIVES STRONGLY ADVISES ALL SHAREHOLDERS OF NORFOLK SOUTHERN TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS TO SUCH DEFINITIVE PROXY STATEMENT, AND OTHER PROXY MATERIALS FILED BY ANCORA ALTERNATIVES AS THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV AND AT ANCORA ALTERNATIVE’S WEBSITE AT WWW.MOVENSCFORWARD.COM. THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S SHAREHOLDERS. SHAREHOLDERS MAY ALSO DIRECT A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., 48 WALL STREET, 22ND FLOOR, NEW YORK, NEW YORK 10005 (SHAREHOLDERS CAN CALL TOLL-FREE: +1 (866) 227-7300).

Information about the Participants and a description of their direct or indirect interests by security holdings or otherwise can be found in the Definitive Proxy Statement.